UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549
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                                  FORM 8 K

                               CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported)   March 19, 2007
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                                Zanett, Inc.
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           (Exact name of registrant as specified in its charter)


Delaware                          001-32589                    56-4389547
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(State or other jurisdiction    (Commission               (IRS Employer
of incorporation)               File Number)             Identification No.)


635 Madison Avenue, 15th Floor, New York, NY                    10022
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:           (646)502-1800
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        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 2.02  Results of Operations and Financial Condition.

      On March 15, 2007, Zanett, Inc. issued a press release announcing an upward revision to its previous revenue guidance for the three month period ended December 31, 2006. This press release is furnished herewith as Exhibit
99.1 to this From 8-K and is incorporated by reference into this Item 2.02 as if fully set forth herein.


Item 9.01.  Financial Statements and Exhibits.

      (d)   Exhibits

      99.1  Press release dated March 15, 2007.




                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ZANETT, INC.



Date:  March 19, 2007                By: /s/ Dennis Harkins
                                       Dennis Harkins
                                       Chief Financial Officer


EXHIBIT INDEX

Number            Description

99.1              Press release dated March 15, 2007.